REGISTRATION RIGHTS AGREEMENT


THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of the ___ day of ____________, 2000 by and between POORE BROTHERS, INC., a Delaware corporation (the "Company"), and Boulder Potato Company, Inc., a ________________ corporation ("Boulder").

     WHEREAS, the Company and Boulder are parties to that certain Agreement for Purchase and Sale of Assets, dated as of _______________, 2000 (the "Purchase and Sale Agreement"), in connection with the purchase by the Company from Boulder of all of the assets and certain liabilities of Boulder. Pursuant to the Purchase and Sale Agreement, the Company is required to provide Boulder with certain registration rights with respect to certain shares of the Company's common stock, par value $.01 per share (the "Common Stock"), issuable to Boulder pursuant to the Purchase and Sale Agreement; and

     WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Purchase and Sale Agreement that the Company enter into this Agreement with Boulder.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

          (a) The term "1933 Act" means the Securities Act of 1933, as amended.

          (b) The term "1934 Act" means the Securities Exchange Act of 1934, as amended.

          (c) The term "Holder" means Boulder and any other person or entity holding Registrable Securities (as defined below) to whom the registration rights granted in this Agreement have been transferred pursuant to Section 9 hereof.

          (d) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement.

          (e) The term "Registrable Securities" means (i) the Closing Stock (as such term is defined in the Purchase and Sale Agreement), (ii) the Additional Stock (as such term is defined in the Purchase and Sale Agreement), if any, issued by the Company to Boulder pursuant to the Purchase and Sale Agreement and
(iii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Closing Stock or Additional Stock, but excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Agreement are not assigned; PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (i) one or more registration statements with respect to the sale of such securities shall have become effective under the 1933 Act and all such securities shall have been disposed of in accordance with the plan of distribution set forth therein; (ii) such securities shall have been disposed of in accordance with SEC (as defined below) Rule 144 promulgated under the 1933 Act, or any successor rule or regulation thereto; or (iii) such securities may otherwise be sold to the public in a transaction not requiring registration under the 1933 Act.

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          (f) The number of shares of "Registrable  Securities Then Outstanding"
shall be equal to the sum of the number of shares of Common Stock outstanding which are Registrable Securities.

          (g) The term "Registration Expenses" means all registration, qualification and filing fees, printing expenses, escrow fees and blue sky fees, fees and disbursements of counsel for the Company and of the Company's independent certified public accountants, in each case incident to or required by the registration under this Agreement, and any other fees and expenses of the Company in connection with a registration under this Agreement which are not Selling Expenses.

          (h) The term "SEC" means the Securities and Exchange Commission

          (i) The term "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders, and any other fees and expenses incurred by Holders (including legal fees and expenses) in connection with a registration under this Agreement.

          (j) All other capitalized terms used in this Section that are not defined herein shall have the meaning otherwise given in the Purchase and Sale Agreement.

     2. PIGGYBACK REGISTRATION RIGHTS.

          (a) If, at any time or from time to time on or after the date of the one year anniversary of this Agreement (the "Anniversary Date"), the Company shall determine to register any of its Common Stock, either for its own account or for the account of a security holder or holders pursuant to demand registration rights which are exercised on or after the Anniversary Date, other than pursuant to a Registration Statement on Form S-4 or Form S-8, the Company will (i) promptly give each Holder written notice thereof, and (ii) include in such registration (and any related qualification under blue sky or other state securities laws), and in any underwriting involved therein, all of the Registrable Securities Then Outstanding specified in a written request or requests made by any Holder within fifteen (15) days after receipt of such written notice from the Company.

          (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 2(a). In such event, the right of any Holder to registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities owned by the Holder in the underwriting to the extent provided under this Section 2. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and any other holders of securities of the Company distributing their securities through such underwriting) enter into an underwriting agreement with the managing or lead managing underwriter selected by the Company in the form customarily used by such underwriter with such changes thereto as shall be acceptable to the Company. Notwithstanding any other provision of this Section 2, if the managing or lead managing underwriter determines that market factors require that the number of Registrable Securities and other securities requested to be included in the registration be limited, the managing or lead managing underwriter may reduce the number of Registrable Securities and securities of any other holder of securities to be included in the registration. If the registration includes an underwritten primary registration on behalf of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in such registration by the Holders and the holders of any other securities PRO RATA according to the number of securities requested by the Holders and such holders to be included in the registration, and (ii) thereafter from the securities to be registered on behalf of the Company. If the registration consists only of an underwritten secondary registration on behalf of holders of securities of the Company, the reduction shall be taken (i) first from and to the extent of the securities requested to be included in the registration by the Holders and any other holders of

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securities   included  in  the  registration   other  than  pursuant  to  demand
registration rights PRO RATA according to the number of securities requested by the Holders and such holders to be included in the registration and (ii) thereafter from securities, if any, to be registered on behalf of holders of securities included in the registration pursuant to demand registration rights. The Company shall advise all Holders and other holders participating in such underwriting as to any such limitation and the number of shares that may be included in the registration and underwriting. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing or lead underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c) Notwithstanding any other provision of this Agreement, the Company may withdraw a registration for which registration rights have been exercised at any time prior to the time it becomes effective.

     3. EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with a registration pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to the Registrable Securities registered on behalf of the Holders shall be borne by the Holders of such Registrable Securities PRO RATA based upon the total number of Registrable Securities included in the registration or, if such Selling Expenses are specifically allocable to Registrable Securities held by specific Holders, by such Holders to the extent related to the sale of such Registrable Securities.

     4. REGISTRATION PROCEDURES.

          (a) In connection with the registration of Registrable Securities required pursuant to this Agreement, the Company shall as expeditiously as is reasonable:

               (i) Prepare and file with the SEC on any appropriate form a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective.

               (ii) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities and other securities covered by such registration statement for a period of 180 days or until the Holder or Holders have completed the distribution described in such registration statement, whichever occurs first.

               (iii) Furnish to each seller of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (at least one of which shall include all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents as such seller may reasonably request in order to facilitate the sale or disposition of such Registrable Securities.

               (iv)  Use   reasonable   efforts  to   register  or  qualify  all
Registrable Securities and other securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as the underwriter shall reasonably request, and do any and all other acts and things as may be reasonably necessary to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in respect of doing business in any such jurisdiction, or to consent to general service of process in any such jurisdiction.

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               (v) Immediately notify each seller of Registrable Securities,  at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or if it is necessary, in the opinion of counsel to the Company, to amend or supplement such prospectus to comply with law, and at the request of any such seller prepare and furnish to any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and shall otherwise comply in all material respects with law and so that such prospectus, as amended or supplemented, will comply with law.

               (vi) Otherwise use reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act.

               (vii) Use reasonable efforts to list such securities on each securities exchange or over-the-counter market, if any, on which shares of Common Stock are then listed.

               (viii) Use reasonable efforts to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement.

               (ix) Issue to any underwriter to which any holder of Registrable Securities may sell such Registrable Securities in connection with any such registration (and to any direct or indirect transferee of any such underwriter) certificates evidencing shares of Common Stock.

          (b) If requested by the managing or lead managing underwriter for any underwritten offering of Registrable Securities on behalf of a Holder or Holders of Registrable Securities, the Company will enter into an underwriting agreement with the underwriters of such offering, such agreement to contain such representations and warranties by the Company and each such Holder and such other terms and conditions as are contained in underwriting agreements customarily used by such managing or lead managing underwriter with such changes as shall be acceptable to the Company, including, without limitation, provisions relating to indemnification or contribution in lieu thereof.

          (c) The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may from time to time reasonably request and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          (d) The Holder or Holders of Registrable Securities included in any registration shall, upon request by the Company and the managing or lead managing underwriter, execute and deliver custodian agreements and powers of attorney in form and substance reasonably satisfactory to the Company and such Holder or Holders and as shall be reasonably necessary to consummate the offering.

     5. INDEMNIFICATION.

          (a) The Company will indemnify each Holder with respect to which registration has been effected pursuant to this Agreement, each of its officers and directors, if any, and each underwriter, if any, and each person who controls the Holder or any such underwriter within the meaning of Section 15 of

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the 1933 Act,  against  any and all  losses,  claims,  damages,  liabilities  or expenses (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or
supplement  thereto,  incident  to  any  such  registration,   qualification  or
compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of the 1933 Act or any rule or regulation promulgated under the 1933 Act applicable to the Company in connection with any such registration, and the Company will reimburse each such Holder, each such underwriter and each person who controls any such underwriter, for any legal and other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claims, loss, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the 1933 Act and each other such Holder against any and all losses, claims, damages, liabilities and expenses (or actions in respect thereof), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Holders, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus in reliance upon and in conformity with written information furnished to the Company by such Holder. Notwithstanding the foregoing, the liability of each Holder under this
Section 5 shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities hereunder, unless such liability arises out of or is based on willful conduct by such Holder.

          (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claims or any litigation resulting therefrom; PROVIDED, HOWEVER, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (which approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense; PROVIDED, HOWEVER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense for matters as to which there is, in the opinion of counsel to the Indemnifying Party, a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding

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itself or the claim in question as an Indemnifying  Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and the litigation resulting therefrom.

     6. CONTRIBUTION.

          (a) If the indemnification provided for in Section 5 hereof is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue statement (or alleged untrue statement), of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified
Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

          (b) Notwithstanding anything to the contrary contained herein, the obligation of each Holder to contribute pursuant to this Section 6 is several and not joint and no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder were offered to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue statement (or alleged untrue statement) or omission (or alleged omission).

          (c) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     7. 1934 ACT REGISTRATION. The Company covenants and agrees that until such time as there shall be no Registrable Securities outstanding:

          (a) It will, if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock under Section 12(g) of the 1934 Act and will file in a timely manner such information, documents and reports as the SEC may require or prescribe for companies whose stock has been registered pursuant to said Section 12(g).

          (b) It will, if a registration statement with respect to the Common Stock under Section 12(b) or Section 12(g) of the 1934 Act is effective, make whatever filings with the SEC or otherwise make generally available to the public such financial and other information as may be necessary in order to enable the Holders to sell shares of Common Stock pursuant to the provisions of SEC Rule 144 promulgated under the 1933 Act, or any successor rule or regulation thereto or any statute hereafter adopted to replace or to establish the exemption that is now covered by said Rule 144 ("Rule 144").

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     The Company represents and warrants that such registration statement or any information, documents or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Company agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to the Holders, each of its officers and directors, from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 5; PROVIDED, HOWEVER, that the Company shall be given written notice and an opportunity to assume on terms and conditions comparable to those set forth in Section 5 the defense thereof.

     8. DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     9. TRANSFER OF REGISTRATION RIGHTS. The registration rights of any Holder (and of any permitted transferee of any Holder or its permitted transferee) under this Agreement with respect to any shares of Registrable Securities may be transferred to any transferee who acquires (otherwise than in a registered public offering) such shares of Registrable Securities; PROVIDED, HOWEVER, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.

     10. GOVERNING LAW. This Agreement shall be governed by and construed under the internal laws of the State of Arizona without regard to conflicts of law.

     11.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     12. NOTICES. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day after the date of mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows: if to the Holder, at its address as shown in the Company records; and if to the Company, at its principal office. Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

     13. ENTIRE  AGREEMENT.  This Agreement  states the entire  agreement of the
parties   concerning  the  subject  matter  hereof,  and  supersedes  all  prior agreements, written or oral, between them concerning such subject matter.

     14. AMENDMENTS; WAIVERS. This Agreement may be amended, and compliance with any provision of this greement may be omitted or waived, only by the written agreement of the Holders of at least a majority in voting power of the then-outstanding Registrable Securities to be bound thereby.

     15. HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

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     IN WITNESS  WHEREOF,  this  Agreement has been duly executed as of the date first above written.

                                        POORE BROTHERS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        BOULDER POTATO COMPANY, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

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